T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

June 14, 2002

Dear Shareholder:

We are pleased to present the annual report for The Emerging Markets Income Fund II Inc ("Fund") for the year ended May 31, 2002. In this report, we summarize what the Fund's portfolio managers believe to be the period's prevailing economic and market conditions and outline the Fund's strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. Also included are a schedule of the Fund's investments as of May 31, 2002 and the Fund's audited financial statements for the year ended May 31, 2002. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE

During the 12-month period, the Fund distributed income dividends to shareholders totaling $1.65 per share. The table below details the annualized distribution rate and one-year total return for the Fund based on its May 31, 2002 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price per share 1:

           Price                    Annualized               12-Month
         Per Share              Distribution Rate 2         Total Return 2
       -------------           -------------------         -------------
       $11.63 (NAV)                   14.19%                  16.69%
       $13.88 (NYSE)                  11.89%                  26.23%

During the period, the Fund generated a total return based on NAV of 16.69%, assuming reinvestment of these dividends in additional shares of the Fund. In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")3 returned 2.08% for the same period. Past performance is not indicative of future results.

----------------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the results (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply of and demand for the Fund's shares.
2 Total returns are based on changes in NAV or the market value, respectively.
  Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current quarterly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current quarterly income dividend rate of $0.4125 for four quarters. This rate is as of June 30, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current quarterly income dividend rate for four quarters, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.
3 The EMBI+ is a total-return index that tracks the traded market for U.S.
  dollar-denominated Brady bonds and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

EMERGING MARKETS DEBT OVERVIEW

Developments in Argentina set the tone for emerging markets for the past year. Lack of improving developments in Argentina continues to weigh on the asset class, but the country currently does not have the impact on emerging markets it once did. Argentine debt returned negative 69.60% for the period as measured by the EMBI+, and it now reflects only 2.2% of the EMBI+ composition, down from 22% in January 2001. Nonetheless, in what can only be described as a difficult year for the global financial markets, nearly every country in the Index (17 out of 18) outperformed the composite annual return of the EMBI+, with 14 countries posting impressive double-digit returns.

For the Fund's most recent fiscal year, U.S. Federal Reserve Board ("Fed") policymakers were extremely active as they sought to fight the slowing U.S. economy by lowering interest rates. The policymakers reduced the federal funds rate ("fed funds rate") 4 over the course of the Fund's fiscal year from 4.00% in May 2001 to 1.75% in May 2002. The combination of a weak economy, uncertainty about downside risks, and lower and falling inflation heavily influenced the Fed's thinking. The three meetings held thus far in 2002 (through May 2002) appear to have done little to change the Fed's neutral bias on the outlook for the economy. Accordingly, for the time being the Fed has decided to keep rates unchanged at 1.75%, a 40-year low.

Oil prices, an important driver of revenues for many emerging market economies, experienced considerable price volatility during the Fund's annual period. A number of factors contributed to this volatility, including a global oversupply of oil, a slump in the aviation industry, a slowing U.S. economy and fears of disruptions caused by Middle East tensions. Oil prices traded in a wide range, from $17.45 to $29.36 per barrel, as investors focused on the declining demand for oil. Prices closed the period at $25.31 per barrel.

Return volatility 5 for emerging market debt increased marginally over the past 12 months but remained below historical levels. The 12-month volatility level ending May 31, 2002 was 12.86%. These levels gradually increased throughout the year as the Turkish banking crisis, the September 11th terrorist attacks and the demise of the Argentine economy all added to the uncertainty in emerging markets. The market's ability to view problems on a country-by-country basis and perhaps not extrapolate isolated problems into broader market risks may be a positive development, illustrating a maturity of the asset class.

LATIN AMERICA

Latin American debt disappointed many investors, returning negative 11.55% for the year, as measured by the EMBI+. The region was unquestionably affected by the situation in Argentina. As mentioned, the December 2001 EMBI+ rebalancing of Argentine debt, in our opinion, will help to

---------------
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5 Return volatility is the standard deviation of monthly returns over the period being measured.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

alleviate this going forward. Positive performance from Ecuador 34.91%, Peru 33.80%, Panama 10.98%, Venezuela 10.01% and Brazil 8.73% (as measured by the EMBI+) all contributed to the region's performance. In addition, Mexico, which the portfolio managers have perceived more recently to be a lower volatility country by emerging markets debt standards, returned 14.74% for the year, and was upgraded to investment-grade status by Standard & Poor's Ratings Service 6 from BB+ to BBB-. The portfolio managers expect the performance of the Mexican economy to continue to be closely linked with the performance of the U.S. economy.

ECUADORIAN DEBT returned 34.91% for the Fund's annual period as measured by the EMBI+. This was the second-best performer in the Index. The country, under President Noboa's administration, continues to post positive Gross Domestic Product ("GDP") 7 growth and better credit fundamentals, largely due to better tax collection and higher oil prices. Talks with the International Monetary Fund ("IMF") 8 continued in April, and an agreement to obtain additional financing is expected in the third quarter.

BRAZILIAN DEBT returned 8.73% for the Fund's annual period as measured by the EMBI+. The apparent breakaway from Argentine contagion and return to positive performance was, in the opinion of the portfolio managers, the most convincing change in the Latin sector this past year. The events in November and December 2001 showed that the historically close relationship between Brazilian and Argentine securities may have changed. The upcoming Presidential elections in October may be an important referendum on the reforms achieved by the Cardoso administration. The portfolio managers believe that the elections will cause some near-term volatility, but believe that Brazil is well-positioned to withstand this volatility.

ARGENTINE DEBT returned negative 69.60% for the year as measured by the EMBI+. This was the worst performance in the Index and was the driving contributor of poor performance in the Latin American region for the year. The country continues to be mired in a four-year recession made worse by political turmoil. Argentina announced a debt moratorium (default) on all external debt obligations in December 2001. President De la Rua, in the second year of his term, resigned after last-minute attempts to form a coalition government with the opposition Peronist Party failed. Although the Argentine government announced a series of measures to strengthen its embattled economy and move closer to an agreement with the IMF, much uncertainty remains over how the situation in Argentina will play out in the third and fourth quarters of 2002. Argentina's ability to reach a political consensus on a fiscal program may likely shape the economy's near-term direction. The portfolio managers continue to monitor developments very closely.

-----------------
6 Standard & Poor's Ratings Service is a major credit rating agency.
7 GDP is a market value of goods and services produced by labor and property in a given country.
8 The IMF is an organization of 183 countries established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

EASTERN EUROPE/MIDDLE EAST/AFRICA

Non-Latin American countries, which represent approximately 40% of the EMBI+'s market capitalization, largely outperformed the Latin American region for the year, returning 35.54%.

Russian debt, the best performer for the year in the EMBI+, returned 55.17% as measured by the EMBI+. The Russian economy continues to benefit from high domestic consumption, abundant foreign reserves and limited external financing requirements. Positive comments by the government on debt reduction and the reduction of the 2003 debt hump added momentum to a supportive technical picture. In May, Fitch IBCA, Duff & Phelps ("Fitch"), the international rating agency, upgraded the Russian Federation's long-term foreign currency rating to BB- from B+. Fitch expects that under President Putin's leadership, the Russian authorities will continue to introduce and implement structural reforms, which may be vital to raising living standards and diversifying the economy.

Turkish debt returned 29.13% for the year as measured by the EMBI+. Following the September 11th attacks on the U.S., Turkey's geopolitical location indicated to some observers that market sentiment would improve toward the country. The country's strategic importance combined with its improved relations with the IMF has attracted recent investor interest. The support has contributed to a resurgence in domestic confidence, a lowering of interest rates and a stronger currency.

OUTLOOK

This past year has seen a number of positive rating actions for a broad range of emerging market countries, including Mexico, Korea, Brazil, Malaysia, Turkey, Russia, Ukraine, Pakistan, Peru and the Philippines. EMBI+ sovereign spreads 9 closed the annual period at 650 basis points over U.S. Treasury securities. The portfolio managers feel this spread level is attractive given the combination of strategic inflows into the asset class, the potential for a more robust global recovery, and the relatively limited external financing needs for key emerging markets. While emerging market debt has performed relatively well year-to-date (6.92% through May 31, 2002), the portfolio managers believe the fundamental outlook for a number of emerging market countries continues to improve. Accordingly, the portfolio managers remain constructive on the market over the medium term.

In a continuing effort to provide timely information about the Fund, shareholders can call toll-free 888-777-0102 Monday through Friday from 8:00 a.m. to 6:00 p.m. EST for the Fund's current net asset value, market price and other information regarding the Fund's holdings and allocations. For information concerning your account, please call American Stock Transfer & Trust Company toll-free at 800-937-5449, or 718-921-8200 if you are calling from within New York City.

--------------
9 Sovereign bonds are bonds issued by non-U.S. governments. Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Thank you for your investment in The Emerging Markets Income Fund II Inc. We look forward to helping you pursue your investment goals in the years to come.

Sincerely,

/s/ Heath B. McLendon                   /s/ Stephen Treadway

Heath B. McLendon                       Stephen Treadway
Co-Chairman of the Board                Co-Chairman of the Board


/s/ Peter J. Wilby                      /s/ James E. Craige

Peter J. Wilby                          James E. Craige
President and Portfolio Manager         Executive Vice President
                                        and Portfolio Manager


The information provided in this letter represents the opinions of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from other portfolio managers or the firm as a whole. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of May 31, 2002 and is subject to change.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Schedule of Investments
May 31, 2002

     FACE
    AMOUNT                               SECURITY                                         VALUE
--------------------------------------------------------------------------------------------------
Sovereign Bonds (a) -- 85.8%
Argentina -- 2.7%
                Republic of Argentina (b):
$  2,100,000     Due 11/30/02 ...................................................     $    514,500
  26,126,000     Due 4/10/05 ....................................................        7,837,800
   2,075,000     Zero coupon due 10/15/03 .......................................        1,193,125
                                                                                      ------------
                                                                                         9,545,425
                                                                                      ------------
Brazil -- 26.3%
               Federal Republic of Brazil:
   5,300,000     14.500% due 10/15/09 ...........................................        5,292,050
     552,000     12.750% due 1/15/20 ............................................          469,200
   7,000,000     8.875% due 4/15/24 .............................................        4,399,500
  18,243,000     12.250% due 3/6/30 .............................................       14,927,335
   4,575,000     11.000% due 8/17/40 ............................................        3,360,337
  85,490,639     C Bond, 8.000% due 4/15/14 .....................................       64,198,127
     329,412     NMB, Series L, 3.125% due 4/15/09 (c) ..........................          253,030
                                                                                      ------------
                                                                                        92,899,579
                                                                                      ------------
Bulgaria -- 4.0%
               Republic of Bulgaria:
  13,550,000     8.250% due 1/15/15 .............................................       13,363,687
     800,000     FLIRB, Series A, 2.8125% due 7/28/12 (c) .......................          744,000
                                                                                      ------------
                                                                                        14,107,687
                                                                                      ------------

Colombia -- 2.3%
               Republic of Colombia:
     970,000     8.700% due 2/15/16 .............................................          784,488
   7,470,000     11.750% due 2/25/20 ............................................        7,423,312
                                                                                      ------------
                                                                                         8,207,800
                                                                                      ------------
Costa Rica -- 0.3%
     800,000   Republic of Costa Rica, 9.995% due 8/1/20 (d) ....................          912,000
                                                                                      ------------
Ecuador -- 4.9%
               Republic of Ecuador:
   8,425,000     12.000% due 11/15/12 ...........................................        6,367,194
  15,284,000     5.000% due 8/15/30 (c) .........................................        7,913,291
   6,220,000     5.000% due 8/15/30 (c)(d) ......................................        3,220,405
                                                                                      ------------
                                                                                        17,500,890
                                                                                      ------------
Jamaica -- 0.2%
     500,000     Government of Jamaica, 12.750% due 9/1/07 (d) ..................          581,250
                                                                                      ------------

--------------------------------------------------------------------------------------------------
                              SEE NOTES TO FINANCIAL STATEMENTS.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

May 31, 2002


     FACE
    AMOUNT                               SECURITY                                         VALUE
--------------------------------------------------------------------------------------------------
Mexico -- 5.1%
               United Mexican States:
$  1,350,000     10.375% due 2/17/09 ............................................     $  1,581,188
   1,620,000     7.500% due 1/14/12 .............................................        1,646,730
  13,775,000     8.125% due 12/30/19 ............................................       13,785,331
     700,000     11.500% due 5/15/26 ............................................          919,100
                                                                                      ------------
                                                                                        17,932,349
                                                                                      ------------
Peru -- 4.7%
               Republic of Peru:
  15,000,000     9.125% due 2/21/12 .............................................       14,295,000
   1,285,000     FLIRB, 4.000% due 3/7/17 (c) ...................................          921,586
   1,920,600     PDI Bond, 4.500% due 3/7/17 (c) ................................        1,490,865
                                                                                      ------------
                                                                                        16,707,451
                                                                                      ------------
Philippines -- 4.9%
               Republic of the Philippines:
   2,000,000     9.375% due 1/18/17 .............................................        2,121,300
   9,325,000     9.875% due 1/15/19 .............................................        9,791,250
   1,360,000     10.625% due 3/16/25 ............................................        1,492,600
   3,750,000     FRN, 5.040% due 6/18/04 (c) ....................................        3,871,875
                                                                                      ------------
                                                                                        17,277,025
                                                                                      ------------
Russia -- 16.8%
               Russian Government:
   8,375,000     12.750% due 6/24/28 ............................................       10,337,890
  68,475,000     5.000% due 3/31/30 (c) .........................................       49,088,016
          50     5.000% due 3/31/30 (c)(d) ......................................               36
                                                                                      ------------
                                                                                        59,425,942
                                                                                      ------------
Turkey -- 7.7%
               Republic of Turkey:
   1,800,000     12.375% due 6/15/09 ............................................        1,910,250
   9,000,000     11.750% due 6/16/10 ............................................        9,270,000
   7,350,000     11.500% due 1/23/12 ............................................        7,515,375
   8,600,000     11.875% due 1/15/30 ............................................        8,567,750
                                                                                      ------------
                                                                                        27,263,375
                                                                                      ------------
Uruguay -- 3.0%
               Republic of Uruguay:
   5,700,000     7.875% due 3/25/09 .............................................        4,104,000
   2,600,000     8.750% due 6/22/10 .............................................        1,979,250
   3,947,368     DCB, Series B, 2.875% due 2/19/07 (c) ..........................        3,217,105
   1,411,764     NMB, 3.000% due 2/19/06 (c) ....................................        1,178,823
                                                                                      ------------
                                                                                        10,479,178
                                                                                      ------------

--------------------------------------------------------------------------------------------------
                                SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                            PAGE 7

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

May 31, 2002


     FACE
    AMOUNT                               SECURITY                                         VALUE
--------------------------------------------------------------------------------------------------
Venezuela -- 2.9%
               Republic of Venezuela:
$  2,654,000     13.625% due 8/15/18 ............................................     $  2,438,362
   9,090,804     NMB, Series A, 3.000% due 12/18/05 (c) (including 55,335 rights)        7,715,820
                                                                                      ------------
                                                                                        10,154,182
                                                                                      ------------
                 Total Sovereign Bonds (Cost -- $303,613,724) ...................      302,994,133
                                                                                      ------------
Loan Participations (a)(e) -- 6.1%
Jamaica -- 0.5%
   1,718,750     Government of Jamaica, Tranche B, 4.4375% due 11/15/04 (c)
                 (J.P. Morgan Chase & Co.) ......................................        1,667,187
                                                                                      ------------

Morocco -- 5.0%
               Kingdom of Morocco (c):
  19,023,241     Tranche A, 2.750% due 1/5/09 (Morgan Stanley Emerging Markets,
                   Inc., J.P. Morgan Chase & Co., CS First Boston Corp.) ........       17,572,719
     352,924     Tranche B, 2.750% due 1/1/04 (Morgan Stanley Emerging
                   Markets, Inc.) ...............................................          322,926
                                                                                      ------------
                                                                                        17,895,645
                                                                                      ------------

Russia -- 0.6%
   3,000,000     Russian Government, Foreign Trade Obligation (b)(f)
                   (Bank of America) ............................................        2,077,500
                                                                                      ------------
                 Total Loan Participations (Cost -- $21,861,105) ................       21,640,332
                                                                                      ------------
Corporate Bonds (a) -- 4.6%
Mexico -- 4.6%
               PEMEX Project Funding Master Trust:
  10,200,000     9.125% due 10/13/10 ............................................       11,128,200
   5,000,000     8.000% due 11/15/11 ............................................        5,112,500
                                                                                      ------------
                 Total Corporate Bonds (Cost -- $15,893,366) ....................       16,240,700
                                                                                      ------------

--------------------------------------------------------------------------------------------------
                                SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 8

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

May 31, 2002


  WARRANTS                               SECURITY                                         VALUE
--------------------------------------------------------------------------------------------------
Warrants (a)(f) -- 0.0%
       2,000     APP China Group Ltd. (Exercise price of $7.8375 per share
                   expiring 3/15/05. Each warrant exercisable for 12.914 shares
                   of common stock.) (Cost -- $0) ...............................     $          0
                                                                                      ------------

     FACE
    AMOUNT
------------
Repurchase Agreements -- 3.5%
$  6,002,000   Greenwich Capital Markets, Inc., 1.760% due 6/3/02; Proceeds at
                 maturity -- $6,002,880; (Fully collateralized by U.S. Treasury
                 Notes, 4.375% due 5/15/07; Market value -- $6,124,646) .........        6,002,000
   6,500,000   UBS PaineWebber Inc., 1.770% due 6/3/02; Proceeds at maturity --
                 $6,500,959; (Fully collateralized by U.S. Treasury Bonds,
                 7.500% due 11/15/16; Market value -- $6,630,088) ...............        6,500,000
                                                                                      ------------
               Total Repurchase Agreements (Cost -- $12,502,000) ................       12,502,000
                                                                                      ------------
               Total Investments -- 100% (Cost -- $353,870,195*) ................     $353,377,165
                                                                                      ============

(a) All securities segregated as collateral pursuant to a loan agreement.
(b) Security is currently in default.
(c) Rate shown reflects current rate on instruments with variable rate or step coupon rates.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e) Participation interest was acquired through the financial institutions indicated parenthetically.
(f) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviations used in this schedule:
    ------------------------------------
    C Bond  -- Capitalization Bond.
    DCB     -- Debt Conversion Bond.
    FLIRB   -- Front Loaded Interest Reduction Bond.
    FRN     -- Floating Rate Note.
    NMB     -- New Money Bond.
    PDI     -- Past Due Interest.


--------------------------------------------------------------------------------------------------
                                SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                            PAGE 9

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Assets and Liabilities
May 31, 2002

Assets:
  Investments, at value (Cost -- $353,870,195).......................................   $353,377,165
  Foreign currency, at value (Cost -- $129,592)......................................         36,268
  Cash...............................................................................            318
  Receivable for securities sold.....................................................     26,875,244
  Interest receivable................................................................      7,004,559
  Prepaid expenses...................................................................         76,338
                                                                                        ------------
  TOTAL ASSETS.......................................................................    387,369,892
                                                                                        ------------

Liabilities:
  Loan payable (Note 4)..............................................................    100,000,000
  Payable for securities purchased...................................................      9,110,701
  Loan interest payable..............................................................        529,881
  Management fee payable ............................................................        281,984
  Accrued expenses...................................................................        228,016
                                                                                        ------------
  TOTAL LIABILITIES..................................................................    110,150,582
                                                                                        ------------
TOTAL NET ASSETS.....................................................................   $277,219,310
                                                                                        ============

Net Assets:
  Common stock ($0.001 par value, 100,000,000 shares authorized;
    23,839,945 shares outstanding)...................................................   $     23,840
  Capital paid in excess of par value ...............................................    328,448,007
  Overdistributed net investment income..............................................     (2,663,332)
  Accumulated net realized loss from security transactions, options and
    foreign currencies ..............................................................    (48,002,851)
  Net unrealized depreciation of investments and foreign currencies..................       (586,354)
                                                                                        ------------
TOTAL NET ASSETS.....................................................................   $277,219,310
                                                                                        ============

Net Asset Value, per share ($277,219,310 / 23,839,945 shares)........................         $11.63
                                                                                              ======

----------------------------------------------------------------------------------------------------
                                SEE NOTES TO FINANCIAL STATEMENTS.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Operations
For the Year Ended May 31, 2002

INCOME:
  Interest (includes discount accretion of $7,989,748)...............................    $ 44,226,941
                                                                                         ------------

EXPENSES:
  Interest expense (Note 4)..........................................................       4,403,616
  Management fee (Note 2)............................................................       3,178,344
  Shareholder communications.........................................................         120,285
  Custody............................................................................         116,170
  Loan fees..........................................................................         103,279
  Audit and legal....................................................................          99,665
  Listing fees.......................................................................          32,063
  Directors' fees ...................................................................          31,190
  Shareholder and system servicing fees..............................................          24,125
  Other.............................................................................            6,363
                                                                                         ------------
  TOTAL EXPENSES.....................................................................       8,115,100
                                                                                         ------------
NET INVESTMENT INCOME................................................................      36,111,841
                                                                                         ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 3, 8 AND 9):

  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)..........................        (389,045)
    Options written..................................................................         243,400
    Foreign currency transactions....................................................          (8,394)
                                                                                         ------------
  NET REALIZED LOSS..................................................................        (154,039)
                                                                                         ------------

  Change in Net Unrealized Depreciation From:
    Security transactions ...........................................................       5,619,683
    Foreign currency transactions....................................................        (100,343)
                                                                                         ------------
  DECREASE IN NET UNREALIZED DEPRECIATION............................................       5,519,340
                                                                                         ------------
NET GAIN ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCIES .............................       5,365,301
                                                                                         ------------
Increase in Net Assets From Operations ..............................................    $ 41,477,142
                                                                                         ============


-----------------------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                              PAGE 11

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statements of Changes in Net Assets
For the Years Ended May 31,

                                                                            2002             2001
-----------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income .............................................   $ 36,111,841     $ 41,328,073
  Net realized gain (loss) ..........................................       (154,039)      26,800,386
  (Increase) decrease in net unrealized depreciation ................      5,519,340      (13,291,512)
                                                                        ------------     ------------
  INCREASE IN NET ASSETS FROM OPERATIONS ............................     41,477,142       54,836,947
                                                                        ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .............................................    (39,076,504)     (38,751,801)
                                                                        ------------     ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .........    (39,076,504)     (38,751,801)
                                                                        ------------     ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued on reinvestment of dividends
    (252,550 and 127,564 shares issued, respectively) ...............      2,921,032        1,752,961
                                                                        ------------     ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ............      2,921,032        1,752,961
                                                                        ------------     ------------
INCREASE IN NET ASSETS ..............................................      5,321,670       17,838,107

NET ASSETS:
  Beginning of year .................................................    271,897,640      254,059,533
                                                                        ------------     ------------
  END OF YEAR* ......................................................   $277,219,310     $271,897,640
                                                                        ============     ============
*  Includes undistributed (overdistributed) net investment income of:   $ (2,663,332)    $  4,072,736
                                                                        ============     ============

-----------------------------------------------------------------------------------------------------
                                 SEE NOTES TO FINANCIAL STATEMENTS.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Cash Flows
For the Year Ended May 31, 2002

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Purchases of long-term portfolio investments ......................................    $(835,304,993)
  Proceeds from disposition of long-term portfolio investments and principal paydowns      854,996,902
  Net sales of short-term portfolio investments .....................................      (11,849,229)
                                                                                         -------------
                                                                                             7,842,680

  Net investment income .............................................................       36,111,841
  Accretion of discount on investments ..............................................       (7,989,748)
  Amortization of premium on investments ............................................          122,923
  Net change in receivables/payables related to operations ..........................          104,494
                                                                                         -------------
  NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES ...................................       36,192,190
                                                                                         -------------

CASH FLOWS USED BY FINANCING ACTIVITIES:
  Cash dividends paid ...............................................................      (39,076,504)
  Proceeds from reinvestment of dividends ...........................................        2,921,032
                                                                                         -------------
  NET CASH FLOWS USED BY FINANCING ACTIVITIES .......................................      (36,155,472)
                                                                                         -------------

NET INCREASE IN CASH ................................................................           36,718
Payable to bank, Beginning of year ..................................................             (132)
                                                                                         -------------
CASH, END OF YEAR ...................................................................    $      36,586
                                                                                         =============

------------------------------------------------------------------------------------------------------
                               SEE NOTES TO FINANCIAL STATEMENTS.
                                                                                               PAGE 13

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Notes to Financial Statements

Note 1.  Organization and Significant Accounting Policies

The Emerging Markets Income Fund II Inc ("Fund") was incorporated in Maryland on April 27, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund's primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked price if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

(c) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C
translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

(d) FEDERAL INCOME TAXES. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(f) DISTRIBUTION OF INCOME AND GAINS. The Fund declares and pays distributions to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

(g) FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C
marked to market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward foreign currency contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

(h) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option. If a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

(i) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the year ended May 31, 2002, the Fund paid interest expense of $4,148,098.

(j) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At May 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized loss and net assets were not affected by this change.

(k) CHANGE IN ACCOUNTING POLICY. In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement June 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended May 31, 2002, interest income decreased by $122,923, net realized loss decreased by $79,986 and the change in net unrealized depreciation of investments increased by $42,937. In addition, the Fund recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $3,107 to reflect the cumulative effect of this change up to the date of the adoption.

Note 2.  Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with PIMCO Funds Advisors LLC ("Investment Manager"), an indirect wholly-owned subsidiary of Allianz Dresdner

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Asset Management of America L.P., formerly known as PIMCO Advisors L.P., a wholly-owned subsidiary of Allianz AG, pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ("Investment Adviser"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which is a subsidiary of Citigroup Inc. ("Citigroup"), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.20% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.70% of the Fund's average weekly net assets for its services.

At May 31, 2002 the Investment Adviser owned 4,849 shares of the Fund. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

All officers and two directors of the Fund are employees of the Investment Manager and/or the Investment Adviser.

Note 3.  Portfolio Activity

For the year ended May 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases ................................................    $840,369,440
                                                              ============
Sales ....................................................    $788,651,211
                                                              ============

At May 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ............................    $ 24,169,152
Gross unrealized depreciation ............................     (24,662,182)
                                                              ------------
Net unrealized depreciation ..............................    $   (493,030)
                                                              ============

Note 4.  Loan

The Fund had outstanding a $100,000,000 loan pursuant to a secured loan agreement with ING Barings (U.S.) Capital LLC which matured on November 20, 2001.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

At May 31, 2002, the Fund had a $110,000,000 loan available pursuant to a revolving credit and security agreement of which the Fund had $100,000,000 outstanding with CXC LLC, an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America, Inc. acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

Note 5.  Loan Participations/Assignments

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. At May 31, 2002, the total cost of the Fund's loan participations was $21,861,105.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

Note 6.  "When and If" Issued Bonds

"When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

At May 31, 2002, the Fund did not hold any "when and if" issued bonds.

Note 7.  Credit and Market Risk

The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C
disruptive effects on the market prices
of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At May 31, 2002, the Fund has a concentration of risk in sovereign debt of emerging market countries.

Note 8.  Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At May 31, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written put option transactions occurred during the year ended May 31, 2002:

                                                       Number of
                                                       Contracts      Premium
                                                       ---------     ---------
Options written, outstanding at May 31, 2001 ........      1,120     $ 985,200
Options canceled in closing purchase transactions ...     (1,120)     (985,200)
                                                       ---------     ---------
Options written, outstanding at May 31, 2002 ........         --     $       0
                                                       ---------     ---------

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Note 9.  Forward Foreign Currency Contracts

The Fund enters into forward foreign currency contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At May 31, 2002, the Fund did not have any open forward foreign currency contracts.

Note 10.  Dividend Subsequent to May 31, 2002

On May 3, 2002, the Board of Directors of the Fund declared a common stock dividend of $0.4125 per share from net investment income. The dividend was payable on June 28, 2002 to shareholders of record June 18, 2002.

Note 11.  Capital Loss Carryforward

At May 31, 2002, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $46,516,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on May 31 of the year indicated:

                                     2007             2008              2010
                                  -----------       -----------       --------
     Carryforward Amounts .....   $34,476,000       $11,811,000       $229,000

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Financial Highlights

Data for a share of common stock outstanding throughout the year ended May 31, unless otherwise noted:


                                                  2002         2001       2000         1999        1998
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....          $11.53      $10.84      $ 9.71      $15.03      $17.19
                                                 ------      ------      ------      ------      ------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income (1)...........            1.37        1.80        1.36        1.78        1.68
   Net realized and unrealized
     gain (loss) (1)...................            0.37        0.54        1.41       (4.45)      (0.86)
                                                 ------      ------      ------      ------      ------
Total Income (Loss) From Operations....            1.74        2.34        2.77       (2.67)       0.82
                                                 ------      ------      ------      ------      ------
LESS DISTRIBUTIONS FROM:
   Net investment income...............           (1.65)      (1.65)      (1.65)      (1.80)      (1.59)
   Net realized gains..................              --          --          --       (0.88)      (1.39)
                                                 ------      ------      ------      ------      ------
Total Distributions....................          ( 1.65)     ( 1.65)      (1.65)      (2.68)      (2.98)
                                                 ------      ------      ------      ------      ------
INCREASE IN NET ASSET VALUE
   DUE TO SHARES ISSUED ON
   REINVESTMENT OF DIVIDENDS...........            0.01          --        0.01        0.03          --
                                                 ------      ------      ------      ------      ------
NET ASSET VALUE, END OF YEAR...........          $11.63      $11.53      $10.84      $ 9.71      $15.03
                                                 ======      ======     =======      ======      ======
MARKET VALUE, END OF YEAR..............          $13.88      $12.65    $10.8125     $11.875    $15.4375
                                                 ======      ======    ========     =======    ========
TOTAL RETURN, BASED ON MARKET
   PRICE PER SHARE (2).................           26.23%      35.06%        5.83%     (0.43)%     17.51%

RATIOS TO AVERAGE NET ASSETS:
   Total expenses, including interest
     expense...........................            3.06%       4.55%        4.45%      4.00%       3.14%
   Total expenses, excluding interest
     expense (operating expenses)......            1.40%       1.37%        1.39%      1.35%       1.35%
   Net investment income (1)...........           13.60%      15.41%       13.52%     17.52%      10.16%

SUPPLEMENTAL DATA:
   Net assets, end of year (000s)......        $277,219    $271,898     $254,060   $225,007    $335,080
   Portfolio turnover rate ............             233%        225%          93%       148%        136%
   Loan outstanding, end of year (000s)        $100,000    $100,000     $100,000   $100,000    $100,000
   Asset coverage (000s)...............        $377,219    $371,898     $354,010   $325,507    $435,080
   Asset coverage for loan outstanding              377%        372%         354%       326%        435%
   Weighted average loan (000s)........        $100,000    $100,000     $100,000   $100,000    $100,000
   Weighted average interest rate
     on loans..........................            4.40%       8.55%        7.55%      6.11%       6.46%

---------------------------------------------------------------------------------------------------------------

(1) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended May 31, 2002, the ratio of net investment income to average net assets would have been 13.65%. Per share, ratios and supplemental data for the periods prior to June 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.

(2) For the purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE EMERGING MARKETS INCOME FUND II INC

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Income Fund II Inc ("Fund") at May 31, 2002, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
July 24, 2002

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Additional Stockholder Information (unaudited)


RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

The Fund held its Annual Meeting of Stockholders on November 13, 2001 for the purpose of voting upon the election of Stephen Treadway as Class III Director of the Fund, to serve until the 2003 Annual Meeting of Stockholders, and the election of Leslie H. Gelb and Dr. Riordan Roett as Class I Directors of the Fund, to serve until the 2004 Annual Meeting of Stockholders. The following table provides information concerning the matter voted upon at the Meeting.

1. Election of Directors

Nominees                              Votes For       Votes Against       Votes Withheld      Abstentions
---------                         ----------------   ----------------    ----------------   ----------------
Leslie H. Gelb                       22,166,140           0                  312,957              0
Dr. Riordan Roett                    22,206,948           0                  272,149              0
Stephen Treadway                     22,207,159           0                  271,938              0

At May 31, 2002, in addition to Leslie H. Gelb, Dr. Riordan Roett and Stephen Treadway, the other Directors of the Fund were as follows:

Heath B. McLendon
Jeswald W. Salacuse

                                 --------------


CHANGE IN INVESTMENT POLICY

The Board of Directors of the Fund approved certain changes to the Fund's management policies in connection with Rule 35d-1 under the Investment Company Act of 1940. Under normal conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government-related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries. Previously, the Fund's management policies stated that the Fund would invest at least 65% of its assets in such securities. In addition, the Fund has adopted a policy to provide the stockholders of the Fund with at least 60 days prior notice of any changes to the investment policy adopted if such notice is required by Rule 35d-1.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Additional Information (unaudited)

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of The Emerging Markets Income Fund II Inc ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                            NUMBER OF
                                                                       PORTFOLIOS ADVISED
                                                                           BY SBAM,(2)
                                                                         SBAM AND PIMCO
                                                                        ADVISORS,(3) AND
                                                                        PIMCO ADVISORS(4)
                                               TERM OF      PRINCIPAL   AND OVERSEEN BY
                              POSITION(S)   OFFICE(1) AND OCCUPATION(S)     DIRECTOR         OTHER
                               HELD WITH      LENGTH OF    DURING PAST     (INCLUDING    DIRECTORSHIPS
NAME, ADDRESS, AND AGE          FUND(1)      TIME SERVED     5 YEARS        THE FUND)  HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------

NON-INTERESTED

DIRECTORS:

Leslie H. Gelb                Director and      Since    President,          4(2)     Britannica.com;
The Council on                Member of         1994     The Council on      6(3)     Director of 2
  Foreign Relations           the Audit                  Foreign Relations;  0(4)     registered
58 East 68th Street           Committee,                 formerly, Columnist,         investment
New York, NY 10021            Class I                    Deputy Editorial             companies advised
Age 64                                                   Page Editor and              by Advantage
                                                         Editor, Op-Ed Page,          Advisers, Inc.
                                                         The New York                 ("Advantage")
                                                         Times

Riordan Roett                 Director and      Since    Professor and       4(2)     The Latin America
The Johns Hopkins University  Member of         1995     Director, Latin     6(3)     Equity Fund, Inc.
1740 Massachusetts Ave. NW    the Audit                  America Studies     0(4)
Washington, DC 20036          Committee,                 Program, Paul H.
Age 63                        Class I                    Nitze School of
                                                         Advanced
                                                         International
                                                         Studies, The Johns
                                                         Hopkins University

Jeswald W. Salacuse           Director and      Since    Henry J. Braker     4(2)     Director of 2
Tufts University              Member of         1994     Professor of        6(3)     registered
  The Fletcher School of Law  the Audit                  Commercial Law      1(4)     investment
  & Diplomacy                 Committee,                 and formerly Dean,           companies advised
Packard Avenue                Class II                   The Fletcher                 by Advantage
Medford, MA 02155                                        School of Law &
Age 64                                                   Diplomacy, Tufts
                                                         University

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

                                                                            NUMBER OF
                                                                       PORTFOLIOS ADVISED
                                                                           BY SBAM,(2)
                                                                         SBAM AND PIMCO
                                                                        ADVISORS,(3) AND
                                                                        PIMCO ADVISORS(4)
                                               TERM OF P    RINCIPAL    AND OVERSEEN BY
                              POSITION(S)   OFFICE(1) AND OCCUPATION(S)     DIRECTOR         OTHER
                               HELD WITH      LENGTH OF    DURING PAST     (INCLUDING    DIRECTORSHIPS
NAME, ADDRESS, AND AGE          FUND(1)      TIME SERVED     5 YEARS        THE FUND)  HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:

Heath B. McLendon             Director and      Since    Managing Director   185(2)             None
Salomon Smith Barney Inc.     Co-Chairman,      1998     of Salomon Brothers   6(3)
125 Broad Street, 9th Floor   Class II                   Asset Management      0(4)
New York, NY 10004                                       Inc ("SBAM") and
Age 69                                                   Salomon Smith
                                                         Barney Inc. ("SSB");
                                                         Chairman, President,
                                                         Chief Executive Officer
                                                         and Director of Smith
                                                         Barney Fund
                                                         Management LLC
                                                         ("SBFM") and Travelers
                                                         Investment Adviser,
                                                         Inc. ("TIA");
                                                         Director of the
                                                         Travelers Investment
                                                         Management Company
                                                         and Citi Fund
                                                         Management Inc.

Stephen Treadway              Director and      Since    Managing Director of    0(2)           None
PIMCO Funds                   Co-Chairman,      2000     Allianz Dresdner        6(3)
  Distributors LLC            Class III                  Asset Management       56(4)
2187 Atlantic Street, Suite 100                          of America L.P.
Stamford, CT 06902                                       ("ADAMA") (formerly,
Age 54                                                   PIMCO Advisors L.P.);
                                                         Managing Director
                                                         and Chief Executive
                                                         Officer of PIMCO
                                                         Funds Distributors
                                                         LLC ("PFD") since
                                                         May 1996; Managing
                                                         Director and Chief
                                                         Executive Officer,
                                                         PIMCO Advisors

OFFICERS:

Peter J. Wilby                President         Since    Managing Director      N/A              N/A
SSB                                             2002     of SSB and SBAM
388 Greenwich Street                                     since January 1996
New York, NY 10013            Executive Vice    1994-
Age 43                        President         2002

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

                                                                            NUMBER OF
                                                                       PORTFOLIOS ADVISED
                                                                           BY SBAM,(2)
                                                                         SBAM AND PIMCO
                                                                        ADVISORS,(3) AND
                                                                        PIMCO ADVISORS(4)
                                                TERM OF     PRINCIPAL    AND OVERSEEN BY
                              POSITION(S)   OFFICE(1) AND OCCUPATION(S)     DIRECTOR         OTHER
                               HELD WITH      LENGTH OF    DURING PAST     (INCLUDING    DIRECTORSHIPS
NAME, ADDRESS, AND AGE          FUND(1)      TIME SERVED     5 YEARS        THE FUND)  HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------
Lewis E. Daidone              Chief             Since    Managing Director     N/A          N/A
SSB                           Administrative    2002     of SSB; Chief
125 Broad Street, 11th Floor  Officer                    Financial Officer of
New York, NY 10004                                       the Smith Barney
Age 44                        Executive Vice    Since    Mutual Funds;
                              President and     1998-    Director and Senior
                              Treasurer         2002     Vice President of
                                                         SBFM and TIA

Irving P. David               Chief Financial   Since    Director of SSB      N/A           N/A
SSB                           Officer and       2002
125 Broad Street, 10th Floor  Treasurer
New York, NY 10004
Age 41                        Controller        Since
                                              May-July
                                                2002

James E. Craige               Executive Vice    Since    Managing Director      N/A              N/A
SSB                           President         1999     of SSB and SBAM
388 Greenwich Street                                     since December
New York, NY 10013                                       1998; Director of
Age 34                                                   SSB and SBAM
                                                         since January 1998
                                                         and Vice President
                                                         of SSB and SBAM
                                                         from May 1992 to
                                                         January 1998

Thomas K. Flanagan            Executive Vice    Since    Managing Director      N/A              N/A
SSB                           President         1994     of SSB and SBAM
388 Greenwich Street                                     since December 1998;
New York, NY 10013                                       Prior to December
Age 49                                                   1998, Director of
                                                         SSB and SBAM

Newton B. Schott, Jr.         Executive Vice    Since    Chief                  N/A              N/A
PFD                           President         1997     Administrative
2187 Atlantic Street, Suite 100                          Officer, Managing
Stamford, CT 06902                                       Director and General
Age 60                                                   Counsel of PFD and
                                                         Managing Director
                                                         and Chief Legal
                                                         Officer of
                                                         PIMCO Advisors

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

                                                                            NUMBER OF
                                                                       PORTFOLIOS ADVISED
                                                                           BY SBAM,(2)
                                                                         SBAM AND PIMCO
                                                                        ADVISORS,(3) AND
                                                                        PIMCO ADVISORS(4)
                                              TERM OF      PRINCIPAL     AND OVERSEEN BY
                              POSITION(S)   OFFICE(1) AND OCCUPATION(S)     DIRECTOR           OTHER
                               HELD WITH      LENGTH OF    DURING PAST     (INCLUDING       DIRECTORSHIPS
NAME, ADDRESS, AND AGE          FUND(1)      TIME SERVED     5 YEARS        THE FUND)      HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------
Brian S. Shlissel             Executive         Since    Senior Vice            N/A              N/A
PIMCO Funds Advisors LLC      Vice President    2002     President of ADAMA
1345 Avenue of the Americas                              since July 1999; Vice
New York, NY 10105                                       President of Mitchell
Age 37                                                   Hutchins Asset
                                                         Management
                                                         (1993-1999)

Frances M. Guggino            Controller        Since    Vice President,        N/A              N/A
SSB                                             2002     Citigroup Asset
125 Broad Street, 10th Floor                             Management
New York, NY 10004
Age 40


Christina T. Sydor            Secretary         Since    Managing Director    N/A           N/A
SSB                                             1998     of SSB; General
300 First Stamford Place                                 Counsel and
Stamford, CT 06902                                       Secretary of
Age 51                                                   SBFM and TIA

----------------
(1) The Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2004, year 2002 and year 2003, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.
(2) Number of portfolios advised by SBAM or affiliates of SBAM.
(3) Number of portfolios advised by both SBAM or affiliates of SBAM and PIMCO Funds Advisors LLC ("PIMCO Advisors") or affiliates of PIMCO Advisors.
(4) Number of portfolios advised by PIMCO Advisors or affiliates of PIMCO Advisors.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock ("Shares") of The Emerging Markets Income Fund II Inc ("Fund") will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date amd (ii) the Trading Day Prior to the "ex-dividend" date next succeeding the dividend or distribution paymentor distribution payment date.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)


days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 dayswritten notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

                              --------------------
The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Directors
LESLIE H. GELB
      President, The Council
      on Foreign Relations
HEATH B. MCLENDON
      Co-Chairman of the Board;
      Managing Director, Salomon
      Smith Barney Inc.
      President and Director, Smith Barney Fund
      Management LLC and Travelers Investment
      Adviser, Inc.
RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      The Johns Hopkins University
JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law and formerly Dean,
      The Fletcher School of Law & Diplomacy,
      Tufts University
STEPHEN TREADWAY
      Co-Chairman of the Board;
      Managing Director, Allianz Dresdner
      Asset Management of America L.P.
      Managing Director and
      Chief Executive Officer,
      PIMCO Funds Distributors LLC
CHARLES F. BARBER, Emeritus
      Consultant; formerly Chairman,
      ASARCO Inc.

Officers
HEATH B. MCLENDON
      Co-Chairman of the Board
STEPHEN TREADWAY
      Co-Chairman of the Board
PETER J. WILBY
      President
LEWIS E. DAIDONE
      Chief Administrative Officer
IRVING P. DAVID
      Chief Financial Officer andTreasurer
JAMES E. CRAIGE
      Executive Vice President
THOMAS K. FLANAGAN
      Executive Vice President
NEWTON B. SCHOTT, JR.
      Executive Vice President
BRIAN S. SHLISSEL
      Executive Vice President
FRANCES M. GUGGINO
      Controller
CHRISTINA T. SYDOR
      Secretary

========================================
The Emerging Markets Income Fund II Inc
      125 Broad Street
      10th Floor, MF-2
      New York, New York 10004
      Telephone 1-888-777-0102

INVESTMENT MANAGER
      PIMCO Funds Advisors LLC
      1345 Avenue of the Americas
      New York, NY 10105

INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      388 Greenwich Street
      New York, New York 10013

CUSTODIAN
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer &Trust Company
      59 Maiden Lane
      New York, New York 10038

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      EDF
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                 The Emerging Markets
                 Income Fund II Inc

                 Annual Report
                 May 31, 2002




                 Salomon Brothers Asset Management



American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

EDFANN 5/02


                                FIRST-CLASS MAIL
                                  U.S. POSTAGE
                                      PAID
                                  BROOKLYN, NY
                                 PERMIT No. 1726